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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

       Date of Report (date of earliest event reported): January 14, 2005

                               COMTECH GROUP, INC.
                               -------------------
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

        000-2642                                            52-0466460
(Commission File Number)                       (IRS Employer Identification No.)

                         C/O COMTECH GROUP, ROOM 10001,
                           TOWER C, SKYWORTH BUILDING,
                           HIGH-TECH INDUSTRIAL PARK,
                           NANSHAN, SHENZHEN 5180, PRC
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              (Address of principal executive offices and zip Code)

                               011-86-755-267-4327
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

         On January 14, 2005, Comtech Group, Inc. (the "Company") effected a reverse stock split pursuant to which each two (2) currently outstanding shares of common stock were automatically converted into one (1) share of common stock and the total number of shares of our common stock outstanding was reduced from 50,722,050 shares to 25,361,025 shares (the "Stock Split"). No change was made in the number of the Company's authorized shares. The Company will make payments in cash in lieu of fractional interests resulting from the Stock Split.

         Each stockholder's percentage ownership interest in the company and proportional voting power remains unchanged after the reverse stock split except for minor changes and adjustments resulting from fractional shares. The rights and privileges of the holders of common stock are substantially unaffected by the reverse stock split.

         Attached to this Form 8-K as exhibit 3.1 is the Amendment to the Articles of Incorporation reflecting the Stock Split.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

3.1      Amendment to Articles of Incorporation

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMTECH GROUP, INC.

                                             By: /s/ Jingwei (Jeffrey) Kang
                                                 -------------------------------
                                                 Name:  Jingwei (Jeffrey) Kang
                                                 Title: Chief Executive Officer

Dated: January 14, 2005